Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

Supplement dated October 19, 2017 to the
Currently Effective Prospectus for each of the
Advanced Series Trust, The Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc.

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for each of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (each a Portfolio and collectively, the Portfolios) and should be retained for future reference.

The Manager was notified on October 18, 2017 of a systems issue with one of the Portfolios’ third-party service providers. As a result of the systems issue, the Portfolios’ net asset values (NAVs) and performance information beginning on October 18, 2017 are not representative of certain fund activity. The Portfolios will update the NAVs and performance information, as necessary, as soon as the information is available. The Portfolios’ NAVs are used in the unit values and performance information calculated for subaccounts offering the Portfolios as investment options under variable contracts.

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